                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2004
                                                (September 10, 2004)
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      001-13403                84-1032638
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri            64116
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code          (816) 584-5000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 1.01 Entry into a Material Definitive Agreement

         On August 1, 2004, George D. Shadid joined American Italian Pasta
Company (the "Company") as its Executive Vice President and Chief Financial
Officer. On September 10, 2004, the Company entered into an employment agreement, effective August 1, 2004 (the "Employment Agreement"), with Mr.
Shadid defining the terms of his employment. The information set forth in Item
5.02 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On September 10, 2004, the Company and Mr. Shadid entered into the
Employment Agreement. A copy of the Employment Agreement is attached as Exhibit
10.1.

         Employment Agreement. The Employment Agreement has a three year term and sets an annual base salary of $275,000. Mr. Shadid is entitled to receive an annual bonus in accordance with the Company's 1998 Salaried Bonus Plan. The amount of such annual bonus will range from 50% to 75% of Mr. Shadid's salary.
In addition, Mr. Shadid will receive standard employment benefits for the
Company's executive officers.

         On August 3, 2004, Mr. Shadid received a stock option award to purchase
20,000 shares of the Company's common stock at an exercise price of $28.90 per share. Also on August 3, 2004, Mr. Shadid received a restricted stock award of
10,000 shares. Vesting for both the stock option award and the restricted stock award will occur at 20% per year on each August 3.

         If the Employment Agreement is terminated by the Company without Cause
(as defined therein) or if Mr. Shadid resigns for Good Reason (as defined therein), the Company shall pay Mr. Shadid all accrued but unpaid salary and any earned but unpaid bonuses, and will continue to pay Mr. Shadid's salary for the twelve month period following the date of such termination or resignation. If the Employment Agreement is terminated by the Company for Cause or Mr. Shadid resigns without Good Reason, the Company shall pay Mr. Shadid any salary earned through and including the date of termination or resignation plus any earned but unpaid bonuses.

         In the event of Mr. Shadid's termination without Cause upon or within six months following a Change of Control (as defined therein), the Company shall pay Mr. Shadid any accrued but unpaid salary and any earned but unpaid bonuses up to the date of termination. The Company will continue to pay Mr. Shadid's salary for a period of one year following the date of termination. Upon a Change of Control, Mr. Shadid's shares of restricted stock and options to purchase stock will immediately become fully vested and exercisable and all restrictions on any stock grants will be immediately removed.

         If the Employment Agreement is terminated by Mr. Shadid's death, the
Company shall, within 90 days of the date of death, pay a lump sum payment to
Mr. Shadid's estate or other beneficiary equal to Mr. Shadid's earned but unpaid salary and bonuses. If the Employment Agreement is terminated by Mr. Shadid's
Permanent Disability (as defined therein), the Company shall pay Mr. Shadid all earned but unpaid salary and bonuses through the date of termination.

         During the term of the Employment Agreement and for twenty-four months thereafter, Mr. Shadid is subject to non-competition and non-solicitation provisions, subject to standard exceptions.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: September 15, 2004
                                       AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Warren Schmidgall
                                          --------------------------------------
                                                Warren Schmidgall